SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported): May 1, 2003







                            PENN-AMERICA GROUP, INC.
                            -----------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                      0-22316              23-2731409
       ----------------                  ----------         -------------------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)



420 S. York Road, Hatboro, Pennsylvania                         19040
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                       -------------

Items 1-3.  None

Item 4.  Changes in Registrant's Certifying Accountant.

On May 1, 2003, the Audit Committee of our Board of Directors met and decided to dismiss Ernst & Young LLP ("E&Y") as our independent auditors. Simultaneously, the Audit Committee appointed PricewaterhouseCoopers LLP ("PwC") as our independent auditor for 2003 and retained E&Y as our consulting actuary.

E&Y's report on our consolidated financial statements as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no  disagreements  (as that term is  defined in Item  304(a) (1)
(iv) of Regulation S-K) between us and E&Y during our last two (2) fiscal years and through April 30, 2003 on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

There have been no "reportable  events" (as that term is used in Item 304(a) (1)
(v) of Regulation S-K) during our last two (2) fiscal years and through April 30, 2003.

We provided E&Y with a copy of this report and requested that E&Y furnish us with a letter addressed to the SEC stating whether or not they agree with our statements made in this report. Attached as Exhibit "16.1" is a letter from E&Y, dated May 6, 2003, confirming matters in this report.

During our last two (2) fiscal years and through April 30, 2003, we did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a) (2) (i) and (ii) of Regulation S-K.

On May 1, 2003, management, on behalf of the Audit Committee of the Board of Directors, notified PwC that the Audit Committee had engaged them as our independent auditors effective May 1, 2003. We have authorized E&Y to respond fully to any inquiries of PwC.

Items 5, 6, 7(a), 7(b), 8-12.  None.

Item 7(c).  Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Index
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Exhibit No.    Exhibit
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16.1           Letter by Ernst & Young LLP confirming matters in this Report.






                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN-AMERICA GROUP, INC.



Date:  May 6, 2003
                                BY:  /s/ Garland P. Pezzuolo
                                  --------------------------
                                        Garland P. Pezzuolo
                                        (Vice President, Secretary and General
                                        Counsel)